Exhibit 10.2

INCREMENTAL AMENDMENT

INCREMENTAL AMENDMENT, dated as of December 14, 2016 (this “2016 Incremental Amendment”), by and among Deutsche Bank AG New York Branch (the “2016 Incremental Term Loan Lender”), Goldman Sachs Bank USA (the “2016 New Revolving Loan Lender”), Vistra Operations Company LLC (formerly known as TEX Operations Company LLC), a Delaware limited liability company (the “Borrower”), Vistra Intermediate Company LLC (formerly known as TEX Intermediate Company LLC), a Delaware limited liability company (“Holdings”), the other Credit Parties party hereto (as defined in the Credit Agreement referred to below), the Revolving Letter of Credit Issuers (as defined in the Credit Agreement), the Required Revolving Credit Lenders (as defined in the Credit Agreement) and Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 3, 2016 (the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent, the Collateral Agent and the other parties named therein (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may (a) establish Incremental Term Loans by, among other things, entering into an Incremental Amendment with Incremental Term Loan Lenders and (b) establish New Revolving Credit Commitments by, among other things, entering into an Incremental Amendment with New Revolving Loan Lenders; and

WHEREAS, the Borrower may (a) appoint a new Revolving Letter of Credit Issuer with the consent of the Administrative Agent as provided in Section 3.6(a) of the Credit Agreement and (b) increase the sublimit for Revolving Letters of Credit with the consent of Required Revolving Credit Lenders, each Revolving Letter of Credit Issuer and the Administrative Agent as provided in Section 13.1 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A. Provisions Applicable to 2016 Incremental Term Loans.

The 2016 Incremental Term Loan Lender hereby agrees to provide Incremental Term Loans in the aggregate principal amount set forth on Schedule A annexed hereto (such Incremental Term Loans, the “2016 Incremental Term Loans”), on the terms and subject to the conditions set forth below.

The 2016 Incremental Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the schedules and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this 2016 Incremental Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes each of the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement (as modified hereby) are required to be performed by it as an Incremental Term Loan Lender and as a Lender.

The 2016 Incremental Term Loan Lender hereby agrees to make 2016 Incremental Term Loans on the 2016 Incremental Amendment Effective Date (as defined below) on the following terms and conditions:

1. Applicable Margin. The Applicable ABR Margin or Applicable LIBOR Margin, as applicable, for each 2016 Incremental Term Loan shall mean, as of any date of determination, the applicable percentage per annum as set forth below:

Applicable LIBOR Margin	Applicable ABR Margin
3.25%	2.25%

2. Scheduled Principal Payments; Maturity Date. The Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Lenders of the 2016 Incremental Term Loans, on the last Business Day of each March, June, September and December commencing March 31, 2017, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all 2016 Incremental Term Loans outstanding on the 2016 Incremental Amendment Effective Date, which payments shall be reduced as a result of prepayments to the 2016 Incremental Term Loans in accordance with the Credit Agreement (as modified hereby), including Sections 5.1, 5.2 and 13.6(h) thereof (it being understood that each such repayment amount is an Incremental Term Loan Repayment Amount). The Incremental Term Loan Maturity Date with respect to the 2016 Incremental Term Loans shall be December 14, 2023.

3. Voluntary and Mandatory Prepayments. The scheduled installments of principal of the 2016 Incremental Term Loans described in Section (A)(2) above shall be reduced in connection with any voluntary or mandatory prepayments of the 2016 Incremental Term Loans as provided for Term Loans in accordance with Section 5.1 or 5.2(c), as applicable, of the Credit Agreement (as modified hereby) (it being understood that 2016 Incremental Term Loans shall be subject to ratable allocation with respect to mandatory prepayments as provided in clause (i) of the first sentence of Section 5.2(c) of the Credit Agreement).

4. Prepayment Fees. In the event that, prior to the six month anniversary of the 2016 Incremental Amendment Effective Date, the Borrower (x) makes any prepayment or repayment of 2016 Incremental Term Loans in connection with any Repricing Transaction (as defined below) or (y) effects any amendment of this 2016 Incremental Amendment or the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders holding 2016 Incremental Term Loans, (I) a prepayment premium of 1.00% of the principal amount of the 2016 Incremental Term Loans being prepaid in connection with such Repricing Transaction and (II) in the case of clause (y), an amount equal to 1.00% of the aggregate amount of the applicable 2016 Incremental Term Loans of non-consenting Lenders outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such amendment.

For purposes of this 2016 Incremental Amendment, “Repricing Transaction” shall mean (i) any prepayment or repayment of 2016 Incremental Term Loans with the proceeds of, or any conversion of 2016 Incremental Term Loans into, any substantially concurrent issuance of new or replacement tranche of broadly syndicated senior secured first lien term loans under credit facilities the primary purpose of which is to reduce the Yield applicable to the 2016 Incremental Term Loans and (ii) any amendment to the 2016 Incremental Term Loans (or any exercise of any “yank-a-bank” rights in connection therewith) the primary purpose of which is to reduce the Yield applicable to the 2016 Incremental Term Loans; provided that a Repricing Transaction shall not include any such prepayment, repayment or amendment in connection with (x) a Change of Control or other “change of control” transaction, (y) initial public offering or other offering of the equity interests of the Borrower, Holdings or any direct or indirect parent thereof or (z) a Permitted Acquisition or other Investment by the Borrower or any Restricted Subsidiary that is either (a) not permitted by the terms of this 2016 Incremental Amendment immediately prior to the consummation of such Permitted Acquisition or other Investment or (b) if permitted by the terms of this 2016 Incremental Amendment immediately prior to the consummation of such Permitted Acquisition or other Investment, would not provide the Borrower and its Restricted Subsidiaries with adequate flexibility under this 2016 Incremental Amendment for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower acting in good faith.

5. Upfront Fees. The Borrower agrees to pay to the 2016 Incremental Term Loan Lender an initial yield payment equal to 0.25% of the aggregate principal amount of the 2016 Incremental Term Loans initially advanced to the Borrower by the 2016 Incremental Term Loan Lender on the 2016 Incremental Amendment Effective Date, with such payment to be earned by, and payable to, the 2016 Incremental Term Loan Lender on the 2016 Incremental Amendment Effective Date. The parties hereto acknowledge that for tax purposes only the initial yield payment shall be treated as a payment described in Treas. Reg. Section 1.1273-2(g)(2).

6. Amendments to the Credit Agreement. On the 2016 Incremental Effective Date, the Credit Agreement is hereby amended as follows:

(i) The definition of “Applicable ABR Margin” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “a Term Loan” appearing therein and inserting the text “an Initial Term Loan” in lieu thereof.

(ii) The definition of “Applicable LIBOR Margin” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “a Term Loan” appearing therein and inserting the text “an Initial Term Loan” in lieu thereof.

(iii) The definition of “Class” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Class”, when used in reference to any Loan or Borrowing, shall refer to whether such Loan or the Loans comprising such Borrowing, are Revolving Credit Loans, Initial Term Loans, Incremental Term Loans of a given Series, Initial Term C Loans, Incremental Term C Loans of a given Series, Extended Term Loans of a given Extension Series, Extended Revolving Credit Loans of a given Extension Series, Extended Term C Loans of a given Extension Series, Refinancing Term Loans of a given designated tranche, Refinancing Term C Loans of a given designated tranche, Refinancing Revolving Credit Loans of a given designated tranche, Replacement Term Loans or a given designated tranche or Replacement Term C Loans of a given designated tranche and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, an Extended Term Loan Commitment of a given Extension Series, an Incremental Term Loan Commitment of a given Series, an Initial Term C Loan Commitment, an Incremental Term C Loan Commitment of a given Series, an Incremental Revolving Credit Commitment of a given Series, a Refinancing Term Loan Commitment of a given designated tranche, a Refinancing Term C Loan Commitment of a given designated tranche, a Refinancing Revolving Credit Commitment of a given designated tranche, a Replacement Term Loan Commitment of a given designated tranche or a Replacement Term C Commitment of a given designated tranche.

(iv) The definition of “Joint Lead Arrangers” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Joint Lead Arrangers” shall mean (a) Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC, UBS Securities LLC and Natixis, New York Branch, as joint lead arrangers and joint bookrunners for the Lenders under this Agreement and the other Credit Documents and (b) Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, RBC Capital Markets, LLC, UBS Securities LLC and Natixis, New York Branch, as joint lead arrangers and joint bookrunners for the Lenders under the 2016 Incremental Amendment and with respect to the 2016 Incremental Term Loans contemplated thereby.

(v) The definition of “LIBOR Rate” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the last sentence of said definition in its entirety and inserting the following new sentence in lieu thereof:

“Notwithstanding anything to the contrary contained herein, (i) with respect to Initial Term Loans and Initial Term C Loans, in each case, made or deemed made on the Conversion Date, in no event shall the LIBOR Rate be less than 1.00% per annum and (ii) with respect to 2016 Incremental Term Loans made on the 2016 Incremental Amendment Effective Date, in no event shall the LIBOR Rate be less than 0.75% per annum.”

(vi) The definition of “Permitted Other Notes” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the first reference therein to “Initial Term Loans” and inserting the text “Initial Term Loans or the 2016 Incremental Term Loans” in lieu thereof and (ii) deleting the second reference therein to “Initial Term Loans” and inserting the text “Initial Term Loans and the 2016 Incremental Term Loans” in lieu thereof.

(vii) Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:

“2016 Incremental Amendment” means that certain Incremental Amendment, dated as of December 14, 2016, among Holdings, the Borrower, the Administrative Agent and the various other parties thereto.

“2016 Incremental Amendment Effective Date” shall have the meaning provided in the 2016 Incremental Amendment.

“2016 Incremental Term Loans” shall have the meaning provided in the 2016 Incremental Amendment.

(viii) Section 2.2 of the Credit Agreement is hereby amended by deleting the text “ten” appearing in said Section and inserting the text “thirteen” in lieu thereof.

(ix) Section 2.14(d) of the Credit Agreement is hereby amended by deleting clause (iv) of the third proviso appearing in said Section and inserting the following new clause (iv) in lieu thereof:

“(iv) the pricing, interest rate margins, discounts, premiums, interest rate floors, fees, and amortization schedule applicable to any Incremental Term Loans or Incremental Term C Loans shall be determined by the Borrower and the lender(s) thereunder; provided, however, that, with respect to any Incremental Term Loans or Incremental Term C Loans made under Incremental Term Loan Commitments or Incremental Term C Loan Commitments, if the Yield in respect of any Incremental Term Loans or Incremental

Term C Loans that rank pari passu in right of payment and security with the Initial Term Loans, the Initial Term C Loans and the 2016 Incremental Term Loans as of the date of funding thereof exceeds the Yield in respect of any Initial Term Loans, Initial Term C Loans or 2016 Incremental Term Loans by more than 0.50%, then the Applicable ABR Margin or the Applicable LIBOR Margin, as applicable, in respect of such Initial Term Loans, Initial Term C Loans or 2016 Incremental Term Loans, as applicable, shall be adjusted so that the Yield in respect of such Initial Term Loans, Initial Term C Loans or 2016 Incremental Term Loans, as applicable, is equal to the Yield in respect of such Incremental Term Loans or Incremental Term C Loans minus 0.50%; provided, further, to the extent any change in the Yield of the Initial Term Loans, the Initial Term C Loans or the 2016 Incremental Term Loans, as applicable, is necessitated by this clause (iv) on the basis of an effective interest rate floor in respect of the Incremental Term Loans or Incremental Term C Loans, the increased Yield in the Initial Term Loans, Initial Term C Loans or 2016 Incremental Term Loans, as applicable, shall (unless otherwise agreed in writing by the Borrower) have such increase in the Yield effected solely by increases in the interest rate floor(s) applicable to the Initial Term Loans, Initial Term C Loans or 2016 Incremental Term Loans, as applicable; and”.

(x) Section 5.1 of the Credit Agreement is hereby amended by inserting the text “and Section (A)(4) of the 2016 Incremental Amendment” immediately after the text “Section 4.1(b)” appearing in said Section.

(xi) Section 5.1 of the Credit Agreement is hereby further amended by deleting the third sentence of said Section in its entirety and inserting the following sentence in lieu thereof:

“In the event that the Borrower does not specify the order in which to apply prepayments of Term Loans to reduce Repayment Amounts or prepayments of Term Loans or Term C Loans as between existing Classes of Term Loans or Term C Loans, as applicable, the Borrower shall be deemed to have elected that (i) in the case of Term Loans, such prepayments be applied to reduce the Repayment Amounts of the applicable Class of Term Loans in direct order of maturity and on a pro rata basis among the applicable Class or Classes, if a Class or Classes were specified, or among all Classes of Term Loans then outstanding, if no Class was specified and (ii) in the case of Term C Loans, such prepayments be applied on a pro rata basis among all Classes of Term C Loans then outstanding.”

(xii) Section 5.2(c) of the Credit Agreement is hereby amended by inserting the text “, Term C Loans or Revolving Credit Loans” after the first reference to “Term Loans” appearing in the last sentence of said Section.

(xiii) Section 9.13 of the Credit Agreement is hereby amended by (i) deleting the text “Term C Loans and the Term Loans” appearing in said Section and inserting the text “Initial Term C Loans and the Initial Term Loans” in lieu thereof and (ii) inserting the following sentence at the end of said Section:

“The Borrower will use the proceeds of the 2016 Incremental Term Loans to make a cash dividend to Holdings (for the ultimate purpose of the indirect parent of Borrower making a dividend to its common shareholders) on or after the 2016 Incremental Effective Date and pay fees and expenses incurred in connection with the 2016 Incremental Amendment and the incurrence of the 2016 Incremental Term Loans and for other general corporate purposes not prohibited by this Agreement.”

(xiv) Section 10.1(k)(iv) of the Credit Agreement is hereby amended by inserting the text “and the 2016 Incremental Term Loans” immediately after each reference to the text “Initial Term Loans” appearing in said Section.

(xv) Section 10.1(y) of the Credit Agreement is hereby amended by inserting the text “and the 2016 Incremental Term Loans” immediately after each reference to the text “Initial Term Loans” appearing in the proviso to clause (iii) of said Section.

7. Proposed Borrowing. This 2016 Incremental Amendment represents the Borrower’s request to borrow 2016 Incremental Term Loans from the 2016 Incremental Term Loan Lender as follows (the “Proposed Borrowing”):

(a)	Business Day of Proposed Borrowing: December 14, 2016

(b)	Amount of Proposed Borrowing: $1,000,000,000

(c)	Interest Rate option: LIBOR Loans with an initial Interest Period of one (1) month

8. 2016 Incremental Term Loan Lender. The 2016 Incremental Term Loan Lender acknowledges and agrees that upon its execution of this 2016 Incremental Amendment and the making of 2016 Incremental Term Loans that the 2016 Incremental Term Loan Lender shall become an “Incremental Term Loan Lender”, a “Term Loan Lender” and a “Lender” with respect to 2016 Incremental Term Loans under, and for all purposes of, the Credit Agreement (as modified hereby) and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of an Incremental Term Loan Lender and a Lender thereunder. The 2016 Incremental Term Loans are hereby designated as, and constitute, a separate Series of Term Loans under the Credit Agreement (as modified hereby).

B. Provisions Applicable to 2016 New Revolving Credit Commitments.

The 2016 New Revolving Loan Lender hereby agrees to provide New Revolving Credit Commitments in the aggregate principal amount set forth on Schedule A annexed hereto (such New Revolving Credit Commitments, the “2016 New Revolving Credit Commitments”), on the terms and subject to the conditions set forth below (the “2016 Revolving Commitment Increase”).

The 2016 New Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the schedules and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this 2016 Incremental Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes each of the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement (as modified hereby) are required to be performed by it as a New Revolving Loan Lender, a Revolving Credit Lender and a Lender.

The 2016 New Revolving Loan Lender hereby agrees to provide 2016 New Revolving Credit Commitments on the 2016 Incremental Amendment Effective Date (and make Revolving Credit Loans and participate in Letters of Credit with respect thereto) on the following terms and conditions:

1. 2016 New Revolving Credit Commitments. (a) The parties hereby agree that on the Incremental Effective Date, (i) the Total Revolving Credit Commitment and the aggregate amount of the Revolving Credit Commitments under the Credit Agreement shall increase by the amount of the 2016 New Revolving Credit Commitment of the 2016 New Revolving Loan Lender provided hereunder, (ii) there shall be an automatic adjustment to the Revolving Credit Commitment Percentage of each Revolving Credit Lender in the aggregate Revolving Letter of Credit Exposure (and Revolving L/C Participations) to reflect the new Revolving Credit Percentage of each Revolving Credit Lender in the aggregate Revolving Letter of Credit Exposure (and Revolving L/C Participations) resulting from the 2016 Revolving Commitment Increase effected hereby and (iii) the Borrower and the Administrative Agent, as the case may be, shall take all actions, if any, contemplated by clause (b)(x) of Section 2.14 of the Credit Agreement (including any prepayments and reborrowings of Revolving Credit Loans requested by the Administrative Agent after giving effect to the 2016 Revolving Commitment Increase).

(b) The 2016 New Revolving Credit Commitment shall (i) become a part of the existing Class of Revolving Credit Commitments for all purposes of the Credit Agreement and the other Credit Documents and (ii) together with all related Revolving Credit Exposure, be subject to the same prepayment provisions, Maturity Date and other terms and conditions applicable to the existing Revolving Credit Commitments and Revolving Credit Loans (and related Revolving Credit Exposure) under the Credit Agreement and the other Credit Documents.

2. 2016 New Revolving Loan Lender. The 2016 New Revolving Loan Lender acknowledges and agrees that upon its execution of this 2016 Incremental Amendment and the provision of 2016 New Revolving Credit Commitments that the 2016 New Revolving Loan Lender shall become a “New Revolving Loan Lender”, a “Revolving Credit Lender” and a “Lender” with respect to 2016 New Revolving Credit Commitments under, and for all purposes of, the Credit Agreement (as modified hereby) and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a New Revolving Loan Lender and a Revolving Credit Lender thereunder.

C. Provisions Applicable to Letters of Credit.

1. Additional Revolving Letter of Credit Issuer. The Borrower hereby appoints Goldman Sachs Bank USA as a Revolving Letter of Credit Issuer as contemplated by Section 3.6(a) of the Credit Agreement, on the terms and subject to the conditions below. Each of the Borrower, the Administrative Agent and Goldman Sachs Bank USA agrees that, on and after the 2016 Incremental Effective Date, Goldman Sachs Bank USA (and its Affiliates) will become a Revolving Letter of Credit Issuer for all purposes under the Credit Agreement (as amended hereby) and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations, and shall have all the rights and powers, of a Revolving Letter of Credit Issuer thereunder.

2. Amendments to the Credit Agreement. On the 2016 Incremental Effective Date, the Credit Agreement is hereby amended as follows:

(i) The definition of “Revolving Letter of Credit Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “$500,000,000” appearing therein and inserting the text “$600,000,000” in lieu thereof.

(ii) The definition of “Specified Revolving Letter of Credit Commitment” is hereby amended by deleting the text “on the date hereof” and inserting the text “on the 2016 Incremental Amendment Effective Date” in lieu thereof.

(iii) Clause (i) of the last sentence of Section 3.1(a)(i) of the Credit Agreement is hereby amended by inserting the text “, Goldman Sachs Bank USA” immediately after the text “UBS AG, Stamford Branch” therein.

(iv) Clause (F) of Section 3.1(a)(ii) shall be amended and restated in its entirety as follows:

“(F) no Revolving Letter of Credit shall be issued if (i) it would be illegal under any Applicable Law for the beneficiary of the Revolving Letter of Credit to have a Revolving Letter of Credit issued in its favor, (ii) the issuance of such Revolving Letter of Credit would violate any laws binding upon the applicable Revolving Letter of Credit Issuer or (iii) to the extent the Revolving Letter of Credit Issuer is Goldman Sachs Bank USA or any Affiliate thereof (“Goldman”), the issuance of such Revolving Letter of Credit would violate any policies of Goldman applicable to letters of credit generally; it being agreed and understood by Goldman that Goldman shall act in good faith and use commercially reasonable efforts to not change such policies after the 2016 Incremental Amendment Effective Date in a manner that would limit its obligations under the Credit Agreement (except as required by law, regulation, rule or regulatory guidance); and”.

(v) Clause (F) of Section 3.1(b)(ii) shall be amended and restated in its entirety as follows:

“(F) no Term Letter of Credit shall be issued if (i) it would be illegal under any Applicable Law for the beneficiary of the Term Letter of Credit to have a Term Letter of Credit issued in its favor or (ii) the issuance of such Term Letter of Credit would violate any laws binding upon the applicable Term Letter of Credit Issuer; and”.

(vi) The section of Schedule 1.1(a) to the Credit Agreement entitled “Specified Revolving Letter of Credit Commitments” is hereby amended and restated in its entirety as follows:

Specified Revolving Letter of Credit Commitments

Revolving Letter of Credit Issuer	Specified Revolving Letter of Credit Commitment
Citibank, N.A.	16.66666666666667%
Credit Suisse AG, Cayman Islands Branch	16.66666666666667%
Royal Bank of Canada	16.66666666666667%
Goldman Sachs Bank USA	16.66666666666667%
UBS AG, Stamford Branch	16.66666666666667%
Natixis, New York Branch	16.66666666666667%

TOTAL	100%

D. Conditions Precedent. This 2016 Incremental Amendment shall become effective as of the first date (the “2016 Incremental Amendment Effective Date”) when each of the conditions set forth in this Section D shall have been satisfied:

1. The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower, each of the other Credit

Parties, the 2016 Incremental Term Loan Lender, the 2016 New Revolving Loan Lender, the Administrative Agent, the Required Revolving Credit Lenders, each Revolving Letter of Credit Issuer and each Term Letter of Credit Issuer.

2. The Borrower shall have paid all fees and other amounts due and payable to the Agents, the 2016 Incremental Term Loan Lender and the 2016 New Revolving Loan Lender, including (a) all amounts due and payable pursuant to that certain Engagement Letter, dated as of December 4, 2016, among the Borrower, Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Credit Suisse AG, Cayman Islands Branch, Goldman Sachs Bank USA, RBC Capital Markets, LLC, UBS Securities LLC and Natixis, New York Branch, (b) the fees described in Section (A)(5) of this 2016 Incremental Amendment and (c) reimbursement or payment of reasonable and documented out-of-pocket expenses in connection with this 2016 Incremental Amendment and any other out-of-pocket expenses of the Administrative Agent and Collateral Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in each case, as required to be paid or reimbursed pursuant to the Credit Agreement.

3. The Administrative Agent shall have received a customary legal opinion of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, New York counsel to the Credit Parties and (ii) (x) the General Counsel of the Borrower or (y) special Texas counsel to the Credit Parties reasonably acceptable to the Administrative Agent, addressing certain Texas matters, in each case, addressed to the 2016 Incremental Term Lender, the 2016 New Revolving Loan Lender, the other Lenders, the Letter of Credit Issuers, the Administrative Agent and the Collateral Agent, dated the 2016 Incremental Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent.

4. The Administrative Agent shall have received (w) a certificate from the Chief Financial Officer or Senior Vice President and Treasurer of the Borrower, dated the 2016 Incremental Amendment Effective Date, substantially in the form of the certificate provided pursuant to Section 6.9 of the Credit Agreement (with appropriate adjustments to reflect the incurrence of the 2016 Incremental Term Loans and the 2016 New Revolving Credit Commitments (and any related Revolving Credit Loans)) and certifying that, immediately after giving effect to this 2016 Incremental Amendment and the incurrence of the 2016 Incremental Term Loans and the 2016 Revolving Commitment Increase, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent, (x) a certificate of good standing (or subsistence) with respect to each Credit Party from the Secretary of State (or similar official) of the State of such Credit Party’s organization, (y) a closing certificate executed by an Authorized Officer of the Borrower, dated the 2016 Incremental Amendment Effective Date, certifying as to the accuracy of the matters set forth in Section (E)(2) of this 2016 Incremental Amendment and (z) a certificate executed by an Authorized Officer of the Borrower, dated the 2016 Incremental Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer of a Credit Party executing this 2016 Incremental Amendment or any other document delivered in connection herewith on behalf of any Credit Party and attaching (A) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each Credit Party, including all amendments thereto, as in effect on the 2016 Incremental Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (x) above, (B) a true and complete copy of, or certifying that there have been no changes to, the by-laws (or other applicable operating agreements) of each Credit Party as in effect on 2016 Incremental Amendment Effective Date and (C) a true and complete copy of resolutions duly adopted or written consents duly executed by the board of directors (or equivalent governing body or any committee thereof) of each Credit Party authorizing the execution, delivery and performance of this 2016 Incremental Amendment and the performance of the Credit Agreement (as amended by this 2016 Incremental Amendment), the incurrence of the 2016 Incremental Term Loans and the 2016 Revolving Commitment Increase and the other Credit Documents and certifying that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect.

5. No Default or Event of Default shall have occurred and being continuing (both immediately before and immediately after giving effect to the 2016 Incremental Amendment, the incurrence of the 2016 Incremental Term Loans and the 2016 Revolving Commitment Increase).

6. The Administrative Agent shall have received a certificate, dated as of the 2016 Incremental Amendment Effective Date and executed by an Authorized Officer of the Borrower, certifying that (a) all of the conditions in clauses (D)(1) through (D)(5) (inclusive) above have been satisfied on such date, (b) the Borrower is in compliance with the requirements of Section 2.14 of the Credit Agreement and (c) the 2016 Incremental Term Loans were incurred, and the 2016 New Revolving Credit Commitments were made available, in reliance on clause (3)(x) of the definition of “Maximum Incremental Facilities Amount” set forth in the Credit Agreement.

E. Other Terms.

1. Credit Agreement Governs. Except as set forth in this 2016 Incremental Amendment, the 2016 Incremental Term Loans and the 2016 New Revolving Credit Commitments (and the related Revolving Credit Exposure) shall otherwise be subject to the provisions of the Credit Agreement (as modified hereby) and the other Credit Documents.

2. Borrower’s Certifications. By its execution of this 2016 Incremental Amendment, the undersigned hereby certifies, on behalf of the Borrower and not in his/her individual capacity, that:

(i) the representations and warranties contained in the Credit Agreement (as modified hereby) and the other Credit Documents are true and correct in all material respects on and as of the 2016 Incremental Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the 2016 Incremental Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; and

(ii) no event has occurred and is continuing or would result from the consummation of the proposed Borrowing of the 2016 Incremental Term Loans or the 2016 Revolving Commitment Increase contemplated hereby that would constitute a Default or an Event of Default.

3. Borrower Covenants. By its execution of this 2016 Incremental Amendment, the Borrower hereby covenants that the Borrower shall make any payments required pursuant to Section 2.11 of the Credit Agreement in connection with the 2016 Incremental Term Loans and the Revolving Credit Loans related to the 2016 New Revolving Credit Commitments.

4. Notice. For purposes of the Credit Agreement, the initial notice address of the 2016 Incremental Term Loan Lender shall be as set forth below its signature below. For purposes of the Credit Agreement, the initial notice address of the 2016 New Revolving Loan Lender shall be as set forth in the Administrative Questionnaire provided to the Administrative Agent by the 2016 New Revolving Loan Lender. The initial notice address of Goldman Sachs Bank USA in its capacity as a Revolving Letter of Credit Issuer shall be as set forth below its signature below.

5. Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record (a) the 2016 Incremental Term Loans made by the 2016 Incremental Term Loan Lender and (b) the 2016 New Revolving Credit Commitments provided by the 2016 New Revolving Loan Lender (and related Revolving Credit Loans), in each case, in the Register.

6. Amendment, Modification and Waiver. This 2016 Incremental Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto and in accordance with the provisions of Section 13.1 of the Credit Agreement.

7. Entire Agreement. This 2016 Incremental Amendment, the Credit Agreement (as modified hereby) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

8. GOVERNING LAW. THIS 2016 INCREMENTAL AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9. Severability. Any term or provision of this 2016 Incremental Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this 2016 Incremental Amendment or affecting the validity or enforceability of any of the terms or provisions of this 2016 Incremental Amendment in any other jurisdiction. If any provision of this 2016 Incremental Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

10. Counterparts. This 2016 Incremental Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of a counterpart to this 2016 Incremental Amendment by electronic means shall be as effective as delivery of an original counterpart hereof.

11. Submission to Jurisdiction. Each party hereto irrevocably and unconditionally:

a.	submits for itself and its property in any legal action or proceeding relating to this 2016 Incremental Amendment and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

b.	consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

c.	agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at such address of which the Administrative Agent shall have been notified pursuant to Section 13.2 of the Credit Agreement;

d.	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

e.	subject to the last paragraph of Section 13.5 of the Credit Agreement, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section (E)(11) any special, exemplary, punitive or consequential damages; and

f.	agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS 2016 INCREMENTAL AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

13. Reaffirmation. By executing and delivering a counterpart hereof, (i) each Credit Party hereby agrees that all Obligations of the Borrower (including, without limitation, the 2016 Incremental Term Loans and the Revolving Credit Exposure with respect to the 2016 New Revolving Loan Commitments) shall be guaranteed pursuant to the Guarantee in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; (ii) each Credit Party hereby (A) agrees that, notwithstanding the effectiveness of this 2016 Incremental Amendment, after giving effect to this 2016 Incremental Amendment, the Security Documents continue to be in full force and effect, (B) agrees that all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Credit Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Credit Documents (as amended by this 2016 Incremental Amendment) and (C) affirms and confirms all of its obligations and liabilities under the Credit Agreement (as modified hereby) and each other Credit Document (including this 2016 Incremental Amendment), in each case after giving effect to this 2016 Incremental Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Security Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents, in each case after giving effect to this 2016 Incremental Amendment and the incurrence of the 2016 Incremental Term Loans and the 2016 Revolving Commitment Increase effected hereby; and (iii) each Guarantor agrees that nothing in the Credit Agreement, this 2016 Incremental Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

14. Disclosure. The Borrower and the Administrative Agent hereby agree that, upon request from any Lender, the Administrative Agent shall provide to such Lender a list of the Persons to whom the Borrower has affirmatively denied assignment in accordance with Section 13.6.

15. Assignments. It is understood and agreed that the Borrower’s consent shall not be required for any assignments of 2016 Incremental Term Loans made by any Joint Lead Arranger (or Affiliate thereof) in connection with the primary syndication of the 2016 Incremental Term Loans (to the extent the respective assignee has been identified on a list approved by the Borrower on or prior to the 2016 Incremental Amendment Effective Date).

16. Miscellaneous. This 2016 Incremental Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents. The provisions of this 2016 Incremental Amendment are deemed incorporated as of the 2016 Incremental Amendment Effective Date into the Credit Agreement as if fully set forth therein. The Borrower hereby consents to the assignment by the 2016 Incremental Term Loan Lender of all or a portion of its 2016 Incremental Term Loans to any bank, financial institution or other investor identified by any Agent in writing to the Borrower on or prior to the date hereof in connection with the syndication process for the 2016 Incremental Term Loans.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this 2016 Incremental Amendment as of the date first set forth above.

DEUTSCHE BANK AG NEW YORK BRANCH, as 2016 Incremental Term Loan Lender

By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

Notice Address: 60 Wall Street, New York, NY 10005
Attention: Marcus Tarkington
Telephone: 212-250-6153
Facsimile: 212-553-3080

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

GOLDMAN SACHS BANK USA, as 2016 New Revolving Loan Lender, a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Josh Rosenthal
	Name:	Josh Rosenthal
	Title:	Authorized Signatory

Notice Addresses in its capacity as a Revolving Letter of Credit Issuer:

c/o Goldman Sachs Loan Operations
6011 Connection Drive
Irving, TX 75039
Attention: Letter of Credit Department Manager
Telephone: 972-368-2790
Facsimile: 917-977-4587

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Credit Lender and a Term Letter of Credit Issuer

By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

BARCLAYS BANK PLC, as a Revolving Credit Lender and a Term Letter of Credit Issuer

By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Director

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

CITIBANK, N.A., as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Kirkwood Roland
	Name:	Kirkwood Roland
	Title:	Managing Director & Vice President

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

ROYAL BANK OF CANADA, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

UBS AG, STAMFORD BRANCH, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director
Banking Products Services, US

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director
Banking Products Services, US

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

NATIXIS, NEW YORK BRANCH, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Charles W. Chigas
	Name:	Charles W. Chigas
	Title:	Managing Director

By:	/s/ Graham Lawrence
	Name:	Graham Lawrence
	Title:	Managing Director

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

VISTRA OPERATIONS COMPANY LLC, as Borrower

By:	/s/ David D. Farnetta
	Name:	David D. Farnetta
	Title:	Senior Vice President, Treasurer

VISTRA INTERMEDIATE COMPANY LLC, as Holdings

By:	/s/ David D. Farnetta
	Name:	David D. Farnetta
	Title:	Senior Vice President, Treasurer

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

4CHANGE ENERGY COMPANY LLC
BIG BROWN POWER COMPANY LLC
BRIGHTEN ENERGY LLC
COMANCHE PEAK POWER COMPANY LLC
DALLAS POWER & LIGHT COMPANY, INC.
VISTRA CORPORATE SERVICES COMPANY
VISTRA EP PROPERTIES COMPANY
FORNEY PIPELINE, LLC
GENERATION SVC COMPANY
LA FRONTERA HOLDINGS, LLC
LONE STAR ENERGY COMPANY, INC.
LONE STAR PIPELINE COMPANY, INC.
LUMINANT ENERGY COMPANY LLC
LUMINANT ENERGY TRADING CALIFORNIA COMPANY
LUMINANT ET SERVICES COMPANY LLC
LUMINANT GENERATION COMPANY LLC
LUMINANT MINING COMPANY LLC
NCA RESOURCES DEVELOPMENT COMPANY LLC
OAK GROVE MANAGEMENT COMPANY LLC
SANDOW POWER COMPANY LLC
SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.
VISTRA ASSET COMPANY LLC
VISTRA FINANCE CORP.
VISTRA PREFERRED INC.
TEXAS ELECTRIC SERVICE COMPANY, INC.
TEXAS ENERGY INDUSTRIES COMPANY, INC.
TEXAS POWER & LIGHT COMPANY, INC.
TEXAS UTILITIES COMPANY, INC.
TEXAS UTILITIES ELECTRIC COMPANY, INC.
TXU ELECTRIC COMPANY, INC.

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

TXU ENERGY RETAIL COMPANY LLC
TXU RETAIL SERVICES COMPANY,
as Subsidiary Guarantors

By:	/s/ David D. Faranetta
	Name:	David D. Faranetta
	Title:	Senior Vice President, Treasurer

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

Consented to by:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

[Signature Page to Vistra Operations Company 2016 Incremental Amendment]

SCHEDULE A

2016 Incremental Term Loan Lender	Type of Commitment	Amount
Deutsche Bank AG New York Branch	2016 Incremental Term Loans	$1,000,000,000

2016 New Revolving Loan Lender	Type of Commitment	Amount
Goldman Sachs Bank USA	2016 New Revolving Credit Commitment	$110,000,000